EXHIBIT 10.74

                  MORGENS, WATERFALL, VINTIADIS & COMPANY, INC.

                              WAIVER OF COMPLIANCE


March 17, 2003

To:      Elsinore Corporation
         202 Fremont Street
         Las Vegas, Nevada 89101
         Attn:  Gina L. Contner

Re:      12.83% Notes due 2003 of Elsinore Corporation
         CUSIP No. 290308AD7
         In the Original Principal Amount of $11,104,000

     Reference is made to that certain Amended and Restated Indenture dated as of March 3, 1997, as amended by that certain First Supplemental Amended and Restated Indenture dated as of September 18, 1997, that certain Second Supplemental Amended and Restated Indenture dated as of September 29, 1998, and that certain Third Supplemental Amended and Restated Indenture dated as of October 31, 2000 (as so amended, the "Indenture"), by and among Elsinore Corporation (the "Company"), the guarantors named therein, and U.S. Bank Trust National Association, as trustee (the "Trustee"), regarding the 12.83% Notes due 2003 of the Company, in original aggregate principal amount of $11,104,000 (the "Notes").

         The undersigned hereby:

     (i) certifies that it is the beneficial holder of the above referenced Notes (the "Noteholder"), in the original aggregate principal amount of $11,104,000 (the "Principal Amount"), which Principal Amount is, on the date hereof, on deposit in the account of Morgan Stanley & Co., Inc. ("Morgan Stanley") with the Depository Trust Company ("DTC");

     (ii) pursuant to Sections 7.12 and 10.2 of the Indenture, waives compliance by the Company, as of December 31, 2002, with Section 5.3(2)(u) of the Indenture pertaining to limitations on restricted payments (the "Restricted Payments"); and

     (iii) in connection with such waiver, agrees to take no action with respect to the Principal Amount, including, but not limited to, providing or requesting (or instructing Morgan Stanley or DTC to do the same) the Trustee to provide a notice of any Default based upon the Ratio under Section 7.1(4) of the Indenture, prior to December 31, 2003.

     This  waiver  shall  be  effective  upon  delivery  to  the  Company.   All
capitalized words not defined herein are used as defined in the Indenture.

                                          Sincerely,



                                          /s/ Joann McNiff
                                          Joann McNiff
                                          General Counsel